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                                                                    EXHIBIT 10.5

                             YOUNG INNOVATIONS, INC.

                   AMENDED AND RESTATED 1997 STOCK OPTION PLAN

     1. PURPOSE.

     The Plan has been established to promote the best interests of the Company and its shareholders by: 1) attracting and retaining exceptional Employees; 2) motivating Employees by aligning their interests with those of the Company's shareholders and allowing the Employees to acquire a proprietary interest in the Company through the grant and exercise of options or the award of restricted stock; and 3) providing Employees with a greater personal interest in the success of the Company.

     2. ADMINISTRATION.

        (a) Except as set forth in paragraph 2(c), the Plan shall be administered by the Compensation Committee. The selection of participants in the Plan and decisions concerning the timing, pricing, vesting, other restrictions, and amount of an Award under the Plan shall be made by the Compensation Committee. Except as set forth in paragraph 2(c), the Compensation Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations which it deems necessary or advisable for its administration. The decision of the Compensation Committee on any question concerning the interpretation of the Plan or any Award under the Plan shall be final, conclusive and binding upon all participants.

        (b) The Compensation Committee may delegate to one or more Representatives the authority, subject to such terms and limitations as the Compensation Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue or terminate Awards held by participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act.

        (c) With respect to any Awards granted to members of the Compensation Committee or to Non-Employee Directors, all authority of the Compensation Committee, including without limitation the grant of Awards and the administration and interpretation of the Plan, shall be exercised by the Board.

     3. PARTICIPANTS.

     Participants in the Plan shall be such Employees as the Compensation Committee may select from time to time and such Non-Employee Directors as the Board may select from time to time. The Compensation Committee may grant Awards to an individual upon the condition that the individual become an Employee, provided that the Awards shall be deemed to be granted only on the date the individual becomes an Employee.

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     4. STOCK.

     The stock available for Awards under the Plan shall be the Common Stock, and may be either authorized and unissued shares or treasury shares held by the Company. The total number of shares of Common Stock subject to Awards which may be granted under the Plan shall not exceed 641,200 shares, subject to adjustment in accordance with Section 12. No participant shall receive in any fiscal year of the Company (i) options to purchase more than 500,000 shares of Common Stock, subject to adjustment in accordance with Section 12 or (ii) awards of restricted stock relating to more than 500,000 shares, subject to adjustment in accordance with Section 12. Shares subject to any unexercised portion of a terminated, cancelled, expired or forfeited Award granted under the Plan may again be subjected to grants of Awards under the Plan.

     5. TYPES OF BENEFITS.

     Benefits under the Plan shall consist of stock options and restricted stock.

     6. GRANT OF OPTIONS.

        (a) GENERAL. Subject to the limitations set forth in the Plan, the Compensation Committee from time to time may grant options to such participants and for such number of shares of Common Stock and upon such other terms (including, without limitation, the exercise price, the times at which the option may be exercised, any applicable vesting requirements, and any restrictions on or repurchase rights with respect to the Common Stock issuable upon exercise) as it shall designate. Each option shall be evidenced by a stock option agreement or other contract in such form and containing such provisions as the Compensation Committee shall deem appropriate, provided that such terms shall not be inconsistent with the Plan. The Compensation Committee may designate any option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Compensation Committee may designate a portion of an option as an Incentive Stock Option or a Nonqualified Stock Option. Any participant may hold more than one option under the Plan and any other stock option plan of the Company. The date on which an option is granted shall be the date of the authorization of the option grant by the Compensation Committee or any Representative, provided that such option is evidenced by a written agreement duly executed on behalf of the Company and on behalf of the optionee within a reasonable time after the date of such Compensation committee or Representative authorization.

        (b) INCENTIVE STOCK OPTIONS. Any option intended to constitute an Incentive Stock Option shall comply with the following requirements in addition to the other requirements of the Plan.

            (i) The exercise price per share for each Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date the option is granted; provided that no Incentive Stock Option shall be granted to any participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company, or any Parent or Subsidiary, possessing more than 10% of the total combined voting power of all classes of stock of such Company, Parent or Subsidiary unless, at the date of grant of an

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        option to such participant, the exercise price for the option is at least 110% of the Fair Market Value of the shares subject to option and the option, by its terms, is not exercisable more than five years after the date of grant;

            (ii) The aggregate Fair Market Value of the underlying Common Stock at the time of grant as to which Incentive Stock Options under the Plan (or a plan of a Subsidiary) may first be exercised by a participant in any calendar year shall not exceed $100,000 (to the extent that an option intended to constitute an Incentive Stock Option shall exceed the $100,000 limitation, the portion of the option that exceeds such limitation shall be deemed to constitute a Nonqualified Stock Option); and

            (iii) An Incentive Stock Option shall not be exercisable after the tenth anniversary of the date of grant or such lesser period as the Compensation Committee may specify from time to time.

        (c) Nonqualified Stock Options. A Nonqualified Stock Option shall be exercisable for a term not to exceed 10 years, or such lesser period as the Compensation Committee shall determine, and shall be on such other terms and conditions as the Compensation Committee shall determine.

     7. PAYMENT FOR SHARES.

     The purchase price for shares of Common Stock to be acquired upon exercise of an option granted hereunder shall be paid in full, at the time of exercise, in any of the following ways:

        (a) In cash; or

        (b) By certified check, bank draft or money order; or

        (c) If the Compensation Committee so approves at the time of exercise, by tendering, or certifying ownership of, shares of Common Stock then owned by the participant for at least six (6) months to the Company, duly endorsed for transfer or with duly executed stock power attached, which shares shall be valued at their Fair Market Value as of the date of such exercise and payment; or

        (d) If the Compensation Committee so approves at the time of exercise, by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the participant's broker to deliver to the Company a sufficient amount of cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("Cashless Exercise") if, at the time of exercise, the Company has entered into such an agreement.

     8. RESTRICTED STOCK.

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     Subject to the terms of the Plan, restricted stock may be awarded or sold to participants under such terms and conditions as shall be established by the Compensation Committee. Restricted stock shall be subject to such restrictions as the Compensation Committee determines, including, without limitation, any of the following:

        (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance of the shares of restricted stock for a specified period;

        (b) a requirement that the holder of restricted stock forfeit (or in the case of shares sold to the participant resell to the Company at cost) such shares in the event of termination of employment during the period of restriction; or

        (c) a prohibition against employment of the holder by any competitor of the Company or against such holder's dissemination of any confidential information belonging to the Company following termination of employment.

All restrictions shall expire at such times as the Committee shall specify.

     Awards of restricted stock may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to, earnings per share, operating earnings, return on assets or equity, economic value added, market share, cash flow, operating costs, and stock price, as determined by the Compensation Committee from time to time. However, the Compensation Committee may not in any event increase the amount of compensation payable to a "covered employee" within the meaning of Section 162(m) of the Code upon the attainment of a performance goal.

     9. WITHHOLDING TAXES. The Company shall have the right to withhold from a participant's compensation or require a participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an option or vesting of restricted stock. If the Compensation Committee so approves at the time of such exercise, 1) a participant may make an election, notice of which shall be in writing and promptly delivered to the Compensation Committee, to tender previously-acquired shares of Common Stock or have shares of Common Stock withheld from the exercise of an option or the vesting of restricted stock, provided that the shares have an aggregate Fair Market Value on the date of such exercise sufficient to satisfy in whole or in part the minimum applicable withholding taxes, or 2) the Cashless Exercise procedure described in Section 7 may be utilized to satisfy the withholding requirement.

     10. NON-ASSIGNABILITY.

     Unless determined otherwise by the Compensation Committee, no Award (or any rights or obligations related thereto) shall be transferable by a participant except by a will or by the laws of descent and distribution. Unless determined otherwise by the Compensation Committee, during the lifetime of a participant, an option shall be exercised only by the participant.

     11. TERMINATION OF EMPLOYMENT.

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     Unless otherwise determined by the Compensation Committee at the time of grant or as otherwise provided in the Award agreement:

        (a) If, prior to the date that such option or any portion thereof shall first become exercisable or restricted stock shall first vest, the participant's Employment shall be terminated for any reason, with or without Cause, including by the voluntary act, death, Disability, or retirement of the participant, the participant's right to exercise the option or any portion thereof shall terminate and all rights thereunder shall cease and the participant's right to any unvested restricted stock shall terminate and all rights thereunder shall cease;

        (b) If, on or after the date that such option or any portion thereof shall first become exercisable or restricted stock shall first vest, a participant's Employment shall be terminated by the Company for Cause, the participant's right to exercise the option or any portions thereof shall terminate and all rights thereunder shall cease and the participant's right to any unvested restricted stock shall terminate and all rights thereunder shall cease;

        (c) If, on or after the date that such option shall first become exercisable, a participant's Employment shall be terminated due to death or Disability, the participant or the executor or administrator of the estate of the participant or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution (as the case may be) , shall have the right, prior to the earlier of (i) the expiration of the option or (ii) one year from the date of the participant's death or termination due to such Disability, to exercise the option to the extent that it was exercisable and unexercised on the date of death or Disability, subject to any other limitation on the exercise of the option in effect on the date of exercise, and any unvested restricted stock shall terminate and all rights thereunder shall cease; and

        (d) If, on or after the date that such option shall first become exercisable or restricted stock shall first vest, a participant's Employment shall be terminated for any reason other than for Cause or due to the participant's death or Disability, the participant shall have the right, prior to the earlier of (i) the expiration of the option or (ii) three months after such termination of Employment, to exercise the option to the extent that it was exercisable and is unexercised on the date of such termination of Employment, subject to any other limitation on the exercise of the option in effect on the date of exercise, and any unvested restricted stock shall terminate and all rights thereunder shall cease.

The provisions of the preceding clauses (c) and (d) shall not apply to the extent that the shares subject to the option or the restricted stock are subject to forfeiture or repurchase by the Company as a result of the termination of the participant's employment.

     12. ADJUSTMENTS.

        (a) In the event that the Compensation Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Compensation Committee to be

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appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of Common Stock which thereafter may be made the subject of Awards, (ii) the number and type of shares of Common Stock subject to outstanding options, and (iii) the exercise price with respect to any option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option; provided, however, in each case, that with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code or any successor provision thereto; and provided further, however, that the number of shares of Common Stock subject to any Award shall always be a whole number.

        (b) In the event of a Change in Control, unless otherwise determined by the Compensation Committee, all outstanding options under the Plan immediately shall become exercisable in full and all restricted stock shall immediately vest, regardless, of any installment provision applicable to such option or such restricted stock.

     13. RIGHTS PRIOR TO ISSUANCE OF SHARES.

     No participant shall have any rights as a shareholder with respect to any shares covered by an option grant until the issuance of a stock certificate to the participant for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate is issued.

     14. TERMINATION AND AMENDMENT.

        (a) The Board may terminate the Plan, or the granting of Awards, at any time. No Awards shall be granted under the Amended and Restated 1997 Stock Option Plan after the tenth (10th) anniversary of the date of the adoption of this Plan by the Board. Termination of the Plan shall not affect the rights of the holders of any Awards previously granted.

        (b) The Board may amend or modify the Plan at any time and from time to time. No amendment, modification, or termination of the Plan shall in any manner affect any then outstanding Award under the Plan without the consent of the participant holding such Award.

     15. EFFECT ON EMPLOYMENT.

     Neither the adoption of the Plan nor the granting of any Award pursuant to it shall be deemed to create any right in any individual to be retained as an Employee.

     16. COMPLIANCE WITH SECURITIES, TAX AND OTHER LAWS.

     Notwithstanding anything contained herein to the contrary, the Company's obligation to sell and deliver Common Stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities or such other laws or regulations as the Company deems necessary or advisable. As a condition to the delivery of any Common Stock pursuant to the exercise of an

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option, the Company may require a participant, or any person acquiring the rights with respect to such option, to make any representation or warranty that the Company deems to be necessary under any applicable securities, tax, or other law or regulation.

     17. CERTAIN DEFINITIONS.

     "Award" shall constitute a stock option or an award of restricted stock.

     "Board" means the Board of Directors of- the Company.

     "Cause" with -respect to any participant has the meaning set forth in the participant's written employment agreement with the Company, or if no such agreement exists or if "Cause" is not defined in such agreement, then "Cause" means (i) the participant's conviction (including a plea of nolo contenders) of a felony or any other crime involving moral turpitude, unethical business conduct, or dishonesty involving the Company or persons having business dealings with the Company, or (ii) any dishonest or unethical conduct by the participant which in the judgment of a majority of the Board (with the participant not voting) may reasonably be expected to materially adversely affect the Company's business, or (iii) the participant's inability, for any reason, to fully perform the participant's normal employment duties for a period of ninety (90) consecutive calendar days or for a total of thirty (30) business days in any six
(6) month period, or such other reason as constitutes "cause" under the common law of Missouri as then in effect.

     "Change in Control" means (i) a merger or consolidation of the Company with or into any other entity unless after such event at least a majority of the voting power of the surviving or resulting entity is beneficially owned by persons who beneficially own a majority of the voting power of the Company immediately prior to such event, or (ii) the sale of all or substantially all the assets of the Company, or (iii) the dissolution of the Company, or (iv) a change in the identity of a majority of the members of the Company's Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors determined immediately prior to any such change or changes.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Stock" means the common stock of the Company, par value $0.01 per share.

     "Company" means Young Innovations, Inc., a Missouri corporation.

     "Compensation Committee" means the Compensation Committee of the Board, or with respect to any time when there is no such committee, the Board.

     "Disabled" or "Disability" means permanently disabled as defined in Section 22(c)(3) of the Code.

     "Employee" means an individual with an "employment relationship" with the Company, or any Parent or Subsidiary, as defined in Regulation 1.421-7(h) promulgated under the Code, and shall include, without limitation, employees who are directors of the Company, or any Parent or Subsidiary.

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     "Employment" means the state of being an Employee.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means the average of the high and low sale prices, or the average of the closing bid and asked prices, as the case may be, per share of the Common Stock reported in the Wall Street Journal for the last preceding day on which the Common Stock was traded prior to the date with respect to which Fair Market Value is to be determined, as determined by the Compensation Committee in its sole discretion.

     "Incentive Stock Option" means an option intended to meet the requirements of Section 422 of the Code.

     "Non-Employee Director" has the meaning set forth in Rule 16b-3.

     "Nonqualified Stock Option" means an option granted under the Plan other than an incentive Stock Option.

     "Parent" means any "parent corporation" of the Company as defined in
Section 424(e) of the Code.

     "Plan" means this Amended and Restated Stock Option Plan.

     "Representatives" means one or more directors, officers or managers of the Company, or a committee of such directors, officers or managers, to whom the Compensation Committee has delegated any of its authority to act under the Plan.

     "Rule 16b-3" means Securities and Exchange Commission Rule 16b-3 promulgated under the Exchange Act.

     "Subsidiary" means any subsidiary corporation of the Company as defined in
Section 424(e) of the Code.

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